UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 20, 2005

FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	77-0431154 (I.R.S. Employer Identification No.)
2100 Gold Street
P.O. Box 649100
San Jose, CA 95164-9100
(Address of principal executive offices, with zip code)
(408) 586-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On October 20, 2005, Foundry Networks, Inc. (the “Company”) issued a press release regarding its financial results for the three and nine months ended September 30, 2005. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1 Press Release of Foundry Networks, Inc. dated October 20, 2005, entitled “Foundry Networks Reports Third Quarter Financial Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: October 20, 2005	By:	/s/ Timothy D. Heffner
Timothy D. Heffner
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
99.1	Press Release of Foundry Networks, Inc. dated October 20, 2005, entitled “Foundry Networks Reports Third Quarter Financial Results.”